UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying
Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans.

Annual Report

December 31, 2012

Nuveen Diversified
Dividend and Income Fund

JDD

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage and Other Information	11
Common Share Distribution and Price Information	13
Performance Overview	16
Report of Independent Registered Public Accounting Firm	17
Portfolio of Investments	18
Statement of Assets & Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Statement of Cash Flows	36
Financial Highlights	38
Notes to Financial Statements	40
Board Members & Officers	52
Glossary of Terms Used in this Report	57
Additional Fund Information	59

Chairman's
Letter to Shareholders

Dear Shareholders,

Despite the global economy's ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank's decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing "grand bargain," will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers. Each sub-adviser has a strategic asset allocation of approximately 25% of the Fund's assets.

NWQ Investment Management Company, LLC, (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, and James Stephenson lead the team.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell lead the team.

Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein, Symphony's Chief Investment Officer.

Wellington Management Company, LLP, (Wellington Management), invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, CFA, heads the team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management discuss the general market conditions, their management strategies and the performance of the Fund for the twelve-month period ended December 31, 2012.

What were the general market conditions and trends over the course of this reporting period?

During this period, the U.S. economy's progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The central bank decided during its December 2012 meeting to keep the fed funds rate at "exceptionally low levels" until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed's holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward

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pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed's mandates of maximum employment and price stability.

In the fourth quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), decreased at an estimated annualized rate of 0.1%, down from a 3.1% increase in the third quarter. This slight decline was due to lower inventory investment, federal spending and net exports. The Consumer Price Index (CPI) rose 1.7% year-over-year as of December 2012, after a 3.0% increase in 2011. The core CPI (which excludes food and energy) increased 1.9% during the period, staying just within the Fed's unofficial objective of 2.0% or lower for this inflation measure. As of January 2013, the national unemployment rate was 7.9%, slightly higher than the 7.8% unemployment rate for December 2012 but below the 8.3% level recorded in January 2012. The housing market continued to show signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 5.5% for the twelve months ended November 2012 (most recent data available at the time this report was prepared). This was the largest year-over-year price gain since August 2006. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets and the continued negotiations by Congress regarding potential spending cuts and tax policy reform.

The U.S. equity markets delivered impressive gains in 2012 despite significant market volatility and overarching economic uncertainty brought on by the European credit crisis, combined with the presidential election and its ultimate impact on the fiscal cliff. The government averted the fiscal cliff with a piecemeal measure that leaves the bulk of the issues, particularly structural entitlement reform, to be addressed in the future. Asset flows continued into bonds from equities, and into passive equity strategies away from active managers. The move to fiscal austerity has reduced monetary stimulus globally with no meaningful increase in interest rates or inflationary expectations.

Along with broader U.S. equity markets, Real Estate Investment Trust (REIT) stocks endured a choppy end-of-year, but generated highly attractive returns for 2012 as a whole amidst emerging hopeful signs for a U.S. housing recovery, easing concerns regarding European financial markets and enthusiasm for continuing stimulus by the Fed.

Emerging markets debt proved to be one of the best performing asset classes in 2012 as positive fundamental trends and attractive valuations continued to draw new investors to the market. Credit spread movements were the primary driver of returns. Global risk appetite was positive at the start of 2012 on the back of a pickup in global growth momentum, exceptionally supportive policy settings and easier liquidity and financial conditions. Investor sentiment turned negative after elections stoked fears of a possible Greek exit from the euro zone, concerns renewed about the European banking system and global economic data deteriorated. Investor sentiment improved later in the period as three major central banks: The Fed, European Central Bank and Bank of Japan all provided additional liquidity to the market. Toward the end of the period, international markets turned cautious due to concerns related to the looming U.S. fiscal cliff, however, emerging markets ultimately finished the year on a high note generating positive returns despite macroeconomic uncertainty.

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Prices in the secondary senior loan market continued to be impacted by supply and demand. Senior loan issuance remained steady throughout the period, as demand remained robust from both retail and institutional investors. Steady demand for loan assets led to positive momentum for the senior loan market throughout the period ended December 31, 2012.

What were the key strategies used to manage the Fund during this reporting period?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund's portfolio during this reporting period, managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets or a positive change in the underlying fundamentals. We also focused on trying to manage downside risk exposure, and focused on each company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, Security Capital sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run.

The emerging market debt portion of the Fund is managed by Wellington Management. During the first half of 2012, the portfolio's beta was kept at a slightly defensive to neutral level, balancing our positive outlook and expectations for emerging markets countries with concerns about the broader global environment. During the second half of the year we adopted a modestly pro-risk stance in portfolios, reflecting our positive view of fundamentals and an improving global environment. Throughout the year we remained overweight Latin America, but favored corporate and quasi-sovereign issuers over many sovereigns. Throughout the period we increased our exposure to corporate debt and decreased our exposure to sovereign debt in Latin America. We favored countries such as Brazil, Colombia and Mexico as we believe that these countries were well-positioned to weather weaker growth. We have reduced our overweight to Argentina and moved closer to neutral as fundamentals deteriorate and the risk of technical default

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that share-holders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

*  Since Inception returns are from 9/25/03.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

has continued to remain relatively high. We remained underweight Central European countries given the risks from Western Europe; however, we have increased our exposure to Hungary and moved to a modest overweight as we expected more progress in negotiations with the European Union. We avoided those Middle Eastern countries still sorting their way through difficult political transitions, such as Egypt, but we continued to hold exposure in Qatar and United Arab Emirates, two high quality countries with attractive valuations. We were willing to accept less liquidity for certain smaller issuers where the fundamentals remain relatively sound, such as Azerbaijan, Ivory Coast and Latvia. We remained underweight in Asia on the basis of tight valuations. During the period, our local interest rate exposure was light and largely concentrated in Latin America and South Africa. We have gradually added to currency exposure, spread across the three main regions, and look for opportunities to take exposure higher, assuming current conditions hold.

In the senior loan and other debt portion of the Fund's portfolio, the Symphony team continued to manage and monitor senior loan market risks. Investors who took credit risk were rewarded during the reporting period. Defaults averaged below 2% for the senior loan market. Any weaknesses were in very specific areas, such as the coal-mining sector. The Fund's capital remained invested in assets offering attractive current income and yield, whose issuers have relatively strong credit profiles among non-investment grade debt.

How did the Fund perform during this twelve-month reporting period ended December 31, 2012?

The performance of the Fund, as well as for a comparative benchmark and index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 12/31/12

	1-Year	5-Year	Since Inception*
JDD	18.45%	3.82%	7.25%
Comparative Benchmark**	15.75%	7.25%	9.42%
S&P 500® Stock Index**	16.00%	1.66%	6.00%

For the twelve-month period ended December 31, 2012 the total return on common share net asset value (NAV) for the Fund outperformed both its comparative benchmark and the general market index.

Within the dividend paying equity portion of the Fund, performance results for the year mostly reflects the strength of holdings in the consumer discretionary, finance and producer staple sectors, partially offset by declines in various positions in the energy and materials (gold mining) sectors. Unprofitable investments in Best Buy and Hewlett-Packard were also detrimental to results, as was the Fund's small exposure to utilities, an area where NWQ found valuations less attractive.

Several investments contributed to the Fund's outperformance, including Citigroup, which appreciated given an attractive valuation and improving fundamentals. The company appointed Michael Corbat as its new CEO during the year and has announced

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a formal cost cutting initiative of $1.1 billion starting in 2014, which was well received by investors. We believed that U.S. financials were in better shape than skeptics acknowledged given much stronger tangible equity capital ratios and loss reserves built since the credit crisis in 2008.

General Motors appreciated as the government began scaling back its stake in the company, removing a significant overhang on the stock. In December, the U.S. Treasury sold 200 million shares back to the company, and gave indications that it will liquidate its remaining 19% stake in an orderly fashion over the next 12-15 months. We believe the valuation of the stock remains attractive.

Ingersoll Rand Company also contributed to performance. The company performed well during the period given early indications of a cyclical recovery in housing and construction markets after being depressed for the last three years.

Lastly, Wells Fargo & Company increased its dividend and share buyback plans after successfully passing the Federal Reserve's Comprehensive Capital Analysis Review (CCAR). The bank's balance sheet has substantially improved over the past several years, as reflected by increased levels of capital, reserves and liquidity. Settlement with the states' Attorney Generals regarding mortgage foreclosure and servicing practices has also removed an overhang on the stock price.

Several positions detracted from performance, including Hewlett-Packard. While there was an opportunity to create value from the combination of shareholder activism (activist on the board), cost cuts and asset sales, this restructuring opportunity was overwhelmed by weak fundamentals and a major problem/shortfall in profitability in its EDS (electronic data systems) services business. Hewlett Packard was eliminated from the Fund's holdings during the period.

Best Buy Co. declined as margins continued to narrow as the company combated increased competition from online retailers such as Amazon.com. Despite the near-term uncertainty, several bright spots remain, including the appointment of a new CEO, positive traction in a new store prototype and ongoing cost reduction initiatives.

Lastly, our gold mining stocks AngloGold Ashanti and Barrick Gold performed poorly for the period. Gold companies have been negatively impacted by project cost overruns, structural cost inflation, grade degradation and sovereign (host country) renegotiation over the past several years. We believe that much of this has run its course, and while the price of gold has roughly doubled over the past five years, many gold equities are flat or even down over the same period. We believe our holdings have extremely attractive valuations, can meet expectations and have visibility to generate significant cash flow in the intermediate timeframe.

Looking at portfolio additions over the period, the Fund purchased American International Group, Inc., Applied Materials, Capital One Financial and Ericsson. The Fund also eliminated several positions including Genworth Financial, Intersil Corporation, Hewlett-Packard, Canadian Natural Resources Limited, Exxon Mobil, Freeport McMoran Copper & Gold, Goldman Sachs, Lincoln National, Loews Corp., Motorola Solutions and Nielsen Holdings given more attractive investment opportunities.

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We also wrote (sold) call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The effect on performance for the period was a very small positive.

In the real estate portion of the Fund managed by Security Capital, the portfolio's industrial, self-storage and lodging equity investments contributed positively to performance. On the negative side, the Fund's performance was held back by equity investments in multi-family, diversified and office investments.

In the emerging markets debt portion of the portfolio managed by Wellington Management, security selection was the main driver of positive performance, though country rotation strategies were also modestly accretive. Among country rotation strategies, a lack of exposure to Lebanon, an underweight to China and an overweight exposure to Ivory Coast contributed to overall performance, while overweight exposure to Indonesia and Chile, as well as an underweight to Croatia detracted. Security selection contributed to total returns during the period. Positioning in Russia, Mexico and Venezuela contributed to overall performance, while security selection in Indonesia, Kazakhstan and Turkey detracted. We also used foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies we expected to depreciate. These contracts had a small positive impact on performance during the period.

The senior loan portion of the Fund managed by Symphony benefited from conditions that were favorable for senior loans, including positive flows and fundamentals. Our positions in U.S. Foodservice and First Data Corp. performed well during the period. Detracting from performance was Frac Tech International, whose natural gas related businesses have been hurt by pricing pressure. Additionally, exposure to Travelport lagged the overall market despite releasing numbers late in the period that were largely ahead of expectations.

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Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund entered into forward starting interest rate swap contracts, which have yet to become effective, in order to hedge future leverage costs. The combination of those forward starting swaps along with the existing interest rate swap contracts that were previously entered into in order to hedge a portion of the Fund's leverage costs partially detracted from the overall positive contribution of leverage. Short-term floating interest rates remained below the existing fixed swap rates for the period which increased realized leverage costs and exceeded the combined positive mark-to-market impact of unrealized gains.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio.

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Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typi- cally associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by Real Estate Investment Trusts (REITs), linking an investment in the Fund to the performance of the real estate markets.

Derivatives Risk. Derivative securities include, but are not limited to, calls, puts, warrants, swaps and forwards. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with the underlying investments. The derivatives market is largely unregulated.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

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Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of December 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund made no changes to its quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

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***  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common share distributions and total return performance for the year ended December 31, 2012. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 12/31/12 (Common Shares)	JDD
Inception date	9/25/03
Fiscal year (calendar year) ended December 31, 2012:
Per share distribution:
From net investment income	$0.96
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.04
Total per share distribution	$1.00
Distribution rate on NAV	8.05%
Average annual total returns:
Excluding retained gain tax credit/refund***:
1-Year on NAV	18.45%
5-Year on NAV	3.82%
Since inception on NAV	7.25%
Including retained gain tax credit/refund***:
1-Year on NAV	18.45%
5-Year on NAV	3.82%
Since inception on NAV	7.53%

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Common Share Repurchases and Price Information

During November 2012, the Nuveen Funds Board of Directors/Trustees reauthorized the Fund's open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JDD	265,122	1.3%

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

As of December 31, 2012, the Fund's common share price was trading at a discount of -6.68% to its common share NAV, compared with an average discount of -4.03% for the entire twelve-month period.

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Fund Snapshot

Common Share Price	$11.60
Common Share Net Asset Value (NAV)	$12.43
Premium/(Discount) to NAV	-6.68%
Current Distribution Rate[1]	8.62%
Net Assets Applicable to Common Shares ($000)	$247,826

Leverage

Regulatory Leverage	30.31%
Effective Leverage	30.31%

Portfolio Composition

(as a % of total investments)2,3

Real Estate Investment Trust	26.6%
Emerging Markets Debt	23.9%
Pharmaceuticals	6.9%
Media	5.3%
Insurance	3.0%
Health Care Providers & Services	2.8%
Oil, Gas & Consumable Fuels	2.7%
Software	2.4%
Hotels, Restaurants & Leisure	2.1%
Diversified Financial Services	1.8%
Food Products	1.6%
Short-Term Investments	2.0%
Other	18.9%

Real Estate Investment Trust
Top Five Sub-Industries

(as a % of total investments)2,3

Retail	5.8%
Residential	4.9%
Specialized	4.9%
Office	4.8%
Diversified	1.9%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries

(as a % of total investments)2,3

Brazil	2.2%
Russia	2.0%
Indonesia	1.7%
Mexico	1.5%
Turkey	1.2%

Average Annual Total Returns

(Inception 9/25/03)

	On Share Price	On NAV
1-Year	22.99%	18.45%
5-Year	6.08%	3.82%
Since Inception	6.80%	7.25%

Average Annual Total Return4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
1-Year	22.99%	18.45%
5-Year	6.08%	3.82%
Since Inception	7.08%	7.53%

JDD

Performance

OVERVIEW

Nuveen Diversified Dividend and Income Fund

  December 31, 2012

Portfolio Allocation (as a % of total investments)2,3,5

2012 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

4  As previously explained in the Common Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008, or for the tax years ended prior to December 31, 2006.

5  68.8% of the Fund's total investments (excluding investments in derivatives) are U.S. Securities.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Diversified Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the "Fund") as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, counterparty, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from selling or agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2012, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 27, 2013

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of Investments

  December 31, 2012

Shares	Description (1)	Value
	Common Stocks – 34.6% (24.0% of Total Investments)
	Aerospace & Defense – 0.6%
25,000	Raytheon Company	$1,439,000
	Automobiles – 0.9%
77,000	General Motors Company, (2)	2,219,910
	Building Products – 0.5%
35,400	Masonite Worldwide Holdings	1,168,200
	Chemicals – 0.5%
23,000	Mosaic Company	1,302,490
	Commercial Banks – 1.3%
91,800	Wells Fargo & Company	3,137,724
	Communications Equipment – 1.3%
144,800	Cisco Systems, Inc.	2,845,320
44,000	LM Ericsson Telefonaktiebolaget, Sponsored ADR	444,400
	Total Communications Equipment	3,289,720
	Consumer Finance – 1.0%
44,100	Capital One Financial Corporation	2,554,713
	Diversified Financial Services – 2.4%
78,000	Citigroup Inc.	3,085,680
68,000	JPMorgan Chase & Co.	2,989,960
	Total Diversified Financial Services	6,075,640
	Diversified Telecommunication Services – 0.3%
181,200	Frontier Communications Corporation	775,536
	Energy Equipment & Services – 0.4%
26,500	Halliburton Company	919,285
	Food & Staples Retailing – 1.0%
50,000	CVS Caremark Corporation	2,417,500
	Industrial Conglomerates – 0.4%
45,500	General Electric Company	955,045
	Insurance – 4.3%
88,600	American International Group, (2)	3,127,580
120,000	Hartford Financial Services Group, Inc.	2,692,800
37,500	MetLife, Inc.	1,235,250
63,000	Symetra Financial Corporation	817,740
132,500	Unum Group	2,758,650
	Total Insurance	10,632,020

Nuveen Investments

Shares	Description (1)	Value
	Machinery – 0.7%
18,800	Ingersoll Rand Company Limited, Class A	$901,648
17,400	PACCAR Inc.	786,654
	Total Machinery	1,688,302
	Media – 3.9%
147,000	Interpublic Group Companies, Inc.	1,619,940
16,393	Metro-Goldwyn-Mayer, (3)	618,836
107,600	National CineMedia, Inc.	1,520,388
32,400	News Corporation, Class A	827,496
50,300	Time Warner Inc.	2,405,849
51,000	Viacom Inc., Class B	2,689,740
	Total Media	9,682,249
	Metals & Mining – 1.8%
67,800	AngloGold Ashanti Limited, Sponsored ADR	2,126,886
49,500	Barrick Gold Corporation	1,732,995
14,600	Newmont Mining Corporation	678,024
	Total Metals & Mining	4,537,905
	Oil, Gas & Consumable Fuels – 2.4%
9,900	Occidental Petroleum Corporation	758,439
31,700	Royal Dutch Shell PLC, Class A	2,185,715
65,000	Talisman Energy Inc.	736,450
43,900	Total SA, Sponsored ADR	2,283,239
	Total Oil, Gas & Consumable Fuels	5,963,843
	Pharmaceuticals – 6.4%
69,000	GlaxoSmithKline PLC, Sponsored ADR	2,999,430
60,000	Merck & Company Inc.	2,456,400
178,100	Pfizer Inc., (4)	4,466,748
94,500	Sanofi-Aventis, ADR	4,477,410
40,200	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,501,068
	Total Pharmaceuticals	15,901,056
	Semiconductors & Equipment – 0.4%
80,000	Applied Materials, Inc.	915,200
	Software – 2.2%
142,500	CA Technologies, Inc.	3,132,150
83,000	Microsoft Corporation	2,218,590
	Total Software	5,350,740
	Specialty Retail – 0.2%
41,000	Best Buy Co., Inc.	485,850
	Tobacco – 0.8%
25,000	Philip Morris International	2,091,000
	Wireless Telecommunication Services – 0.9%
85,000	Vodafone Group PLC, Sponsored ADR	2,141,150
	Total Common Stocks (cost $79,312,486)	85,644,078

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

Shares	Description (1)		Value
	Real Estate Investment Trust Common Stocks- 36.4% (25.3% of Total Investments)
	Diversified – 2.8%
154,550	Colonial Properties Trust		$3,302,734
43,750	Vornado Realty Trust		3,503,500
	Total Diversified		6,806,234
	Hotels, Restaurants & Leisure – 2.5%
197,342	Host Hotels & Resorts Inc.		3,092,349
53,450	Starwood Hotels & Resorts Worldwide, Inc.		3,065,892
	Total Hotels, Restaurants & Leisure		6,158,241
	Industrial – 1.3%
90,498	Prologis Inc.		3,302,272
	Mortgage – 0.4%
56,000	Redwood Trust Inc.		945,840
	Office – 6.9%
194,500	BioMed Realty Trust Inc.		3,759,685
31,350	Boston Properties, Inc.		3,317,144
130,900	Douglas Emmett Inc.		3,049,970
136,500	Mack-Cali Realty Corporation		3,564,015
45,900	SL Green Realty Corporation		3,518,235
	Total Office		17,209,049
	Residential – 7.1%
130,876	Apartment Investment & Management Company, Class A		3,541,505
45,375	AvalonBay Communities, Inc.		6,152,396
84,700	Equity Residential		4,799,949
130,850	UDR Inc.		3,111,613
	Total Residential		17,605,463
	Retail – 8.4%
44,560	General Growth Properties Inc.		884,516
154,900	Kimco Realty Corporation		2,992,668
57,491	Macerich Company		3,351,725
74,600	Regency Centers Corporation		3,515,152
41,785	Simon Property Group, Inc.		6,605,791
129,750	Weingarten Realty Trust		3,473,407
	Total Retail		20,823,259
	Specialized – 7.0%
92,400	Extra Space Storage Inc.		3,362,436
79,000	HCP, Inc.		3,569,220
58,650	Health Care REIT, Inc.		3,594,658
24,324	Public Storage, Inc.		3,526,007
52,650	Ventas Inc.		3,407,508
	Total Specialized		17,459,829
	Total Real Estate Investment Trust Common Stocks (cost $66,739,849)		90,310,187
Shares	Description (1)	Coupon	Value
	Real Estate Investment Trust Preferred Stocks- 1.6% (1.1% of Total Investments)
	Residential – 1.6%
151,450	Equity Lifestyle Properties Inc.	6.750%	$3,884,692
	Total Real Estate Investment Trust Preferred Stocks (cost $3,843,751)		3,884,692

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value
	Capital Preferred Securities – 0.6% (0.4% of Total Investments)
	Food Products – 0.6%
15	HJ Heinz Finance Company, 144A	8.000%		BBB-	$1,569,375
	Total Capital Preferred Securities (cost $1,310,000)				1,569,375
Principal Amount (000)	Description (1)	Coupon	Maturity (6)	Ratings (5)	Value
	Variable Rate Senior Loan Interests – 33.4% (23.2% of Total Investments) (7)
	Aerospace & Defense – 0.2%
$438	Hamilton Sundstrand, Term Loan B	5.000%	12/05/19	B+	$441,913
	Airlines – 0.2%
500	Delta Air Lines, Inc., Term Loan B1	5.250%	10/18/18	Ba2	504,532
	Auto Components – 1.1%
1,300	Federal-Mogul Corporation, Tranche B, Term Loan	2.148%	12/29/14	B1	1,197,153
663	Federal-Mogul Corporation, Tranche C, Term Loan	2.148%	12/28/15	B1	610,792
1,000	Goodyear Tire & Rubber Company, Term Loan, Second Lien	4.750%	4/30/19	Ba1	1,008,500
2,963	Total Auto Components				2,816,445
	Biotechnology – 0.4%
884	Grifols, Inc., Term Loan	4.500%	6/01/17	BB	893,671
	Chemicals – 0.8%
1,011	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	1,024,545
980	Univar, Inc., Term Loan	5.000%	6/30/17	B+	979,727
1,991	Total Chemicals				2,004,272
	Commercial Services & Supplies – 0.8%
1,000	ADS Waste Holdings, Inc., Term Loan B	5.250%	10/09/19	B+	1,013,750
985	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	995,466
1,985	Total Commercial Services & Supplies				2,009,216
	Communications Equipment – 0.4%
979	Avaya, Inc., Term Loan	3.062%	10/27/14	B1	960,882
	Consumer Finance – 0.3%
750	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B3	746,954
	Containers & Packaging – 0.8%
1,595	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	1,616,351
357	Sealed Air Corporation, Term Loan B1	4.000%	10/03/18	Ba1	362,483
1,952	Total Containers & Packaging				1,978,834
	Diversified Financial Services – 0.2%
451	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	454,359
	Diversified Telecommunication Services – 0.3%
856	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.500%	4/02/18	BB-	863,781
	Electric Utilities – 0.7%
2,312	TXU Corporation, 2014 Term Loan	3.746%	10/10/14	B2	1,764,397
	Electrical Equipment – 0.3%
394	Sensata Technologies B.V., Term Loan B	3.750%	5/12/18	BB+	396,561
295	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	Ba3	295,917
689	Total Electrical Equipment				692,478

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity (6)	Ratings (5)	Value
	Food Products – 1.7%
$1,000	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	$1,013,125
1,255	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	1,264,990
1,953	U.S. Foodservice, Inc., Extended Term Loan	5.750%	3/31/17	B2	1,963,709
4,208	Total Food Products				4,241,824
	Health Care Equipment & Supplies – 0.6%
1,485	Kinetic Concepts, Inc., Term Loan C1	5.500%	5/04/18	Ba2	1,503,562
	Health Care Providers & Services – 4.0%
4	Community Health Systems, Inc., Extended Term Loan	3.811%	1/25/17	BB	4,274
1,000	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	1,009,163
1,960	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	Ba2	1,976,170
1,969	Golden Living, Term Loan	5.000%	5/04/18	B1	1,856,016
76	HCA, Inc., Tranche B2, Term Loan	3.561%	3/31/17	BB	76,227
903	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	884,107
798	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	804,101
993	Select Medical Corporation, Tranche B, Term Loan A	5.500%	6/01/18	BB-	1,001,184
1,410	United Surgical Partners International, Inc., Extended Term Loan	5.250%	4/19/17	B1	1,416,847
805	Universal Health Services, Inc., Term Loan B	3.750%	11/15/16	BB+	809,249
9,918	Total Health Care Providers & Services				9,837,338
	Health Care Technology – 0.4%
990	Emdeon Business Services LLC, Term Loan B1	5.000%	11/02/18	BB-	1,001,280
	Hotels, Restaurants & Leisure – 3.1%
1,950	24 Hour Fitness Worldwide, Inc., New Term Loan	7.500%	4/22/16	Ba3	1,969,012
182	Venetian Casino Resort LLC, Delayed Term Loan	2.760%	11/23/16	BBB-	182,764
578	Venetian Casino Resort LLC, Tranche B, Term Loan	2.760%	11/23/16	BBB-	579,605
1,391	Dunkin Brands, Inc., Term Loan B2	4.000%	11/23/17	B	1,402,772
500	MGM Resorts International, Term Loan B	4.250%	12/20/19	Ba2	506,094
1,970	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB-	1,987,845
1,015	Six Flags Theme Parks, Inc., Term Loan B	4.000%	12/20/18	BB+	1,021,880
7,586	Total Hotels, Restaurants & Leisure				7,649,972
	Household Durables – 0.4%
1,000	AOT Bedding Super Holdings LLC, Term Loan B	5.000%	10/01/19	B+	1,002,847
	Industrial Conglomerates – 1.2%
2,948	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B2	2,962,238
	Internet & Catalog Retail – 0.3%
706	Burlington Coat Factory Warehouse Corporation, Term Loan B1	5.500%	2/23/17	B	713,342
	Internet Software & Services – 0.1%
173	Go Daddy Operating Co. LLC, Term Loan, Tranche B1	5.500%	12/17/18	Ba3	173,608
	IT Services – 0.3%
398	SunGard Data Systems, Inc., Term Loan B	1.959%	2/28/14	BB	399,944
274	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	228,246
672	Total IT Services				628,190
	Leisure Equipment & Products – 0.5%
1,329	Cedar Fair LP, Term Loan	4.000%	12/15/17	BB	1,343,241
	Media – 3.6%
538	Nielsen Finance LLC, Term Loan C	3.463%	5/02/16	Ba2	541,826
1,564	Univision Communications, Inc., Term Loan	4.462%	3/31/17	B+	1,541,100
1,000	UPC Broadband Holding BV, Term Loan N	3.714%	12/31/17	Ba3	999,250

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (6)	Ratings (5)	Value
	Media (continued)
$1,515	Yell Group PLC, Term Loan, (8)	0.000%	7/31/14	N/R	$347,888
613	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	617,285
993	Cequel Communications LLC, Term Loan	4.000%	2/14/19	Ba2	998,565
990	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	994,611
750	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B2	774,375
1,246	Interactive Data Corporation, Term Loan B	4.500%	2/11/18	Ba3	1,254,637
500	Tribune Company, Exit Term Loan B, WI/DD	TBD	TBD	BB+	500,062
438	WideOpenWest Finance LLC, Term Loan B	6.250%	7/12/18	B1	443,512
10,147	Total Media				9,013,111
	Metals & Mining – 0.3%
637	FMG Resources, Ltd., Term Loan B	5.250%	10/18/17	BB+	643,018
	Oil, Gas & Consumable Fuels – 1.4%
500	El Paso Corporation, Tranche B1, Term Loan	5.000%	5/24/18	Ba3	504,196
1,160	Energy Transfer Partners LP, Term Loan B	3.750%	3/24/17	BB	1,170,785
1,000	Plains Exploration and Production Company, Term Loan	4.000%	10/15/19	Ba1	1,004,583
833	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B+	842,187
3,493	Total Oil, Gas & Consumable Fuels				3,521,751
	Pharmaceuticals – 3.5%
500	Bausch & Lomb, Inc., Delayed Draw, Term Loan	4.750%	9/30/15	B+	504,688
1,493	Bausch & Lomb, Inc., Term Loan B	5.250%	5/17/19	B+	1,507,958
1,000	ConvaTec Healthcare, Incremental Term Loan B	5.000%	12/22/16	Ba3	1,015,000
914	Par Pharmaceutical Companies, Inc., Term Loan B	5.000%	9/30/19	B+	915,613
750	Quintiles Transnational Corporation, Term Loan B, WI/DD	TBD	TBD	BB-	756,093
1,990	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D	4.250%	2/13/19	BBB-	2,004,095
282	Warner Chilcott Company LLC, Term Loan B1 Additional	4.250%	3/15/18	BBB-	284,591
744	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	749,377
372	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	374,688
511	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	515,196
8,556	Total Pharmaceuticals				8,627,299
	Real Estate Investment Trust – 0.4%
964	iStar Financial, Inc., Term Loan	5.750%	10/15/17	BB-	976,031
	Real Estate Management & Development – 0.5%
886	Capital Automotive LP, Tranche B	5.250%	3/11/17	Ba3	897,239
372	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	374,432
1,258	Total Real Estate Management & Development				1,271,671
	Road & Rail – 0.2%
568	Swift Transportation Company, Inc., Term Loan, Tranche B2	5.000%	12/21/17	BB	574,893
	Semiconductors & Equipment – 1.1%
981	Freescale Semiconductor, Inc., Term Loan, Tranche B1	4.464%	12/01/16	B1	964,225
750	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	12/06/19	B+	754,453
983	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B2	992,478
2,714	Total Semiconductors & Equipment				2,711,156
	Software – 1.3%
875	Datatel Parent Corp, Term Loan B	6.250%	7/19/18	B+	886,985
871	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	880,289
1,241	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Funded Term Loan B1	5.000%	6/07/19	BB-	1,255,263
128	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Funded Term Loan B2	5.000%	6/07/19	BB-	129,333
3,115	Total Software				3,151,870

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000)		Description (1)	Coupon	Maturity (6)	Ratings (5)	Value
		Specialty Retail – 1.9%
$985		J Crew Group, Term Loan	4.500%	3/07/18	B1	$990,404
1,768		Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,777,647
998		Pilot Travel Centers LLC, First Amendment, Tranche B, Term Loan	4.250%	8/07/19	BB	1,006,438
952		Tempur-Pedic International, Inc., Term Loan B, WI/DD	TBD	TBD	BB	965,674
4,703		Total Specialty Retail				4,740,163
		Wireless Telecommunication Services – 0.1%
442		Clear Channel Communications, Inc., Tranche B, Term Loan	3.862%	1/29/16	CCC+	367,797
$84,362		Total Variable Rate Senior Loan Interests (cost $83,775,503)				82,787,936
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Corporate Bonds – 0.2% (0.1% of Total Investments)
		Media – 0.1%
$132		Clear Channel Communications, Inc., 144A	9.000%	12/15/19	CCC+	$120,780
		Metals & Mining – 0.1%
215		Southern Copper Corporation	7.500%	7/27/35	BBB+	276,014
$347		Total Corporate Bonds (cost $380,583)				396,794
Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Emerging Markets Debt and Foreign Corporate Bonds- 34.5% (23.9% of Total Investments)
		Argentina – 0.6%
130		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B-	$127,400
80		Republic of Argentina	8.750%	6/02/17	B	70,800
324		Republic of Argentina	8.280%	12/31/33	CC	231,754
390		Republic of Argentina	8.280%	12/31/33	B-	267,327
2,105		Republic of Argentina	2.500%	12/31/38	CC	755,695
		Total Argentina				1,452,976
		Azerbaijan – 0.2%
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB-	510,338
		Brazil – 3.2%
300		Banco BTG Pactual SA Cayman, 144A	5.750%	9/28/22	Ba1	307,500
170		Banco do Brasil, Reg S	8.500%	N/A (10)	Baa2	206,550
255		Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	263,925
36	BRL	Brazil Notas do Tesouro Nacional	6.000%	5/15/15	Baa2	430,278
300		Centrais Eletricas Brasileiras S.A, 144A	5.750%	10/27/21	BBB	322,500
400		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BBB	430,000
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba1	512,619
115		Federative Republic of Brazil	6.000%	1/17/17	BBB	135,700
136		Federative Republic of Brazil	8.250%	1/20/34	BBB	228,820
710		Federative Republic of Brazil	7.125%	1/20/37	BBB	1,086,300
250		Federative Republic of Brazil	5.625%	1/07/41	BBB	327,500
150		Fibria Overseas Finance, 144A	6.750%	3/03/21	Ba1	166,125
295		Globo Comunicacao Participacoes, SA, 144A	5.307%	5/11/22	BBB+	321,550
120		Globo Comunicacao Participacoes, SA, 144A	6.250%	N/A (11)	BBB+	130,200
415		Itau Unibanco Holdings SA, Reg S	5.500%	8/06/22	Baa2	434,713
200		OGX Petroleo e Gas Participacoes SA, 144A	8.375%	4/01/22	B1	167,000
180		Petrobras International Finance Company	7.875%	3/15/19	A3	224,834
325		Petrobras International Finance Company	5.750%	1/20/20	A3	369,966
175		Petrobras International Finance Company	5.375%	1/27/21	A3	197,019
240		Petrobras International Finance Company	6.750%	1/27/41	A3	304,101

Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Brazil (continued)
215		Rearden G Holdings	7.875%	3/30/20	BB	$238,650
310		Samarco Mineracao SA, 144A	4.125%	11/01/22	BBB	315,425
294		Telemar Norte Leste SA, 144A	5.500%	10/23/20	BBB	305,760
430		Vale SA	5.625%	9/11/42	A-	466,808
		Total Brazil				7,893,843
		Canada – 0.2%
431		Pacific Rubiales Energy Corporation, 144A	7.250%	12/12/21	BB+	497,805
		Chile – 1.4%
150		Banco del Estado Chile, 144A	3.875%	2/08/22	AA-	159,199
640		Coporacion Nacional del Cobre de Chile, Reg S	3.750%	11/04/20	A1	692,047
305		Coporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	A1	332,337
320		Coporacion Nacional del Cobre de Chile, Reg S	4.250%	7/17/42	A1	325,743
420		Corporacion Nacional del Cobre, 144A	3.750%	11/04/20	A1	454,156
210		Corporacion Nacional del Cobre, 144A	3.000%	7/17/22	A1	212,332
545		Corporacion Nacional del Cobre, 144A	4.250%	7/17/42	A1	554,782
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A	56,883
225		Empresa Nacional del Petroleo, 144A	6.250%	7/08/19	A	258,698
395		Empresa Nacional del Petroleo, 144A	4.750%	12/06/21	A	423,291
		Total Chile				3,469,468
		China – 0.2%
205		ENN Energy Holdings Limited, 144A	6.000%	5/13/21	BBB	236,306
255		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	275,441
		Total China				511,747
		Colombia – 1.3%
395		Bancolombia SA	6.125%	7/26/20	Baa3	429,563
275		Bancolombia SA	5.125%	9/11/22	Baa3	286,000
215		Grupo Aval Acciones y Valores, 144A	4.750%	9/26/22	Baa3	217,688
708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB-	486,785
160		Republic of Colombia	7.375%	3/18/19	BBB-	210,320
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB-	297,470
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB-	151,795
535		Republic of Colombia	10.375%	1/28/33	BBB-	985,738
100		Republic of Colombia	6.125%	1/18/41	BBB-	137,300
		Total Colombia				3,202,659
		Costa Rica – 0.2%
590		Republic of Costa Rica	4.250%	1/26/23	Baa3	595,310
		Cote d'Ivoire (Ivory Coast) – 0.3%
905		Ivory Coast Republic, Reg S	5.750%	12/31/32	D	843,913
		Croatia – 0.6%
200		Esckom Holdings Limited, Reg S	5.750%	1/26/21	A	226,750
215		Hrvatska Electroprivreda, 144A	6.000%	11/09/17	Ba2	226,825
130		Republic of Croatia, 144A	6.625%	7/14/20	Baa3	148,525
305		Republic of Croatia, Reg S	6.375%	3/24/21	Baa3	346,938
280		Republic of Croatia, 144A	6.250%	4/27/17	Baa3	307,020
230		Republic of Croatia, Reg S	5.375%	11/29/19	Baa3	263,638
		Total Croatia				1,519,696
		Dominican Republic – 0.2%
366		Dominican Republic, Reg S	9.040%	1/23/18	B+	413,746

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		El Salvador – 0.7%
345		Republic of El Salvador, Reg S	7.375%	12/01/19	BB	$396,233
481		Republic of El Salvador, Reg S	7.750%	1/24/23	BB	571,188
75		Republic of El Salvador, Reg S	7.625%	9/21/34	BB	87,750
20		Republic of El Salvador, Reg S	7.650%	6/15/35	BB	22,850
260		Republic of El Salvador, Reg S	7.625%	2/01/41	BB	297,050
215		Republic of El Salvador	5.875%	1/30/25	BB	217,365
30		Republic of El Salvador	8.250%	4/10/32	BB	36,225
		Total El Salvador				1,628,661
		France – 0.1%
195		E-CL S.A, 144A	5.625%	1/15/21	BBB-	219,063
		Georgia – 0.1%
225		Georgian Railway LLC, 144A	7.750%	7/11/22	BB-	255,938
		Guatemala – 0.1%
245		Republic of Guatemala, 144A	5.750%	6/06/22	Ba1	270,113
		Hungary – 0.9%
395	EUR	Republic of Hungary, Government Bond	4.375%	7/04/17	Ba1	513,560
90	EUR	Republic of Hungary, Government Bond	5.750%	6/11/18	Ba1	122,561
395	EUR	Republic of Hungary, Government Bond	3.875%	2/24/20	Ba1	481,320
46		Republic of Hungary, Government Bond	6.375%	3/29/21	Ba1	50,784
940		Republic of Hungary, Government Bond	7.625%	3/29/41	Ba1	1,085,700
		Total Hungary				2,253,925
		Iceland – 0.1%
231		Republic of Iceland, Treasury Obligations, 144A	5.875%	5/11/22	BBB-	257,900
		India – 0.2%
285		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	318,766
245		Vedanta Resources PLC, 144A	8.250%	6/07/21	BB	270,113
		Total India				588,879
		Indonesia – 2.4%
185		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	234,025
200		Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	226,000
455		Republic of Indonesia, Reg S	6.750%	3/10/14	Baa3	481,163
590		Republic of Indonesia, Reg S	10.375%	5/04/14	Baa3	657,850
520		Republic of Indonesia, Reg S	7.250%	4/20/15	Baa3	585,650
1,445		Republic of Indonesia, Reg S	7.500%	1/15/16	Baa3	1,688,844
165		Republic of Indonesia, Reg S	6.875%	1/17/18	Baa3	201,506
395		Republic of Indonesia, Reg S	11.625%	3/04/19	Baa3	597,438
225		Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	300,938
667		Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	1,005,503
		Total Indonesia				5,978,917
		Ireland – 0.1%
245		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	Baa1	280,329
		Isle of Man – 0.1%
305		Sasol Financing International	4.500%	11/14/22	Baa1	306,525
		Kazakhstan – 1.3%
295		Halyk Savings Bank of Kazakhstan	9.250%	10/16/13	BB	308,275
330		Kazakhstan Development Bank	6.500%	6/03/20	BBB+	371,250
200		Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB+	214,300
375		Kazakhstan Temir Zholy JSC	7.000%	5/13/16	BBB	427,500

Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Kazakhstan (continued)
200		Kazakhstan Temir Zholy JSC, 144A	6.950%	7/10/42	BBB	$251,500
225		Kazatomprom, Reg S	6.250%	5/20/15	Baa3	243,619
435		Kazmunaygas National, Reg S	11.750%	1/23/15	BBB	519,281
430		KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB	513,313
265		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	BBB	350,463
		Total Kazakhstan				3,199,501
		Latvia – 0.7%
520		Latvia Republic, 144A	5.250%	2/22/17	BBB	582,920
715		Latvia Republic, 144A	3.625%	1/12/20	BBB	707,135
295		Latvia Republic	5.250%	2/22/17	BBB	330,695
		Total Latvia				1,620,750
		Lithuania – 0.7%
175		Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	227,938
145		Republic of Lithuania, 144A	6.125%	3/09/21	Baa1	178,539
670		Republic of Lithuania, 144A	6.625%	2/01/22	Baa1	856,796
120		Republic of Lithuania, Reg S	5.125%	9/14/17	Baa1	135,300
315		Republic of Lithuania, Reg S	6.125%	3/09/21	Baa1	387,860
		Total Lithuania				1,786,433
		Luxembourg – 0.2%
265		Gaz Capital SA, Reg S	8.625%	4/28/34	Baa1	381,380
		Malaysia – 0.5%
765		Pertoliam Nasional Berhad, 144A	5.625%	3/15/16	A-	857,704
360		Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	427,278
		Total Malaysia				1,284,982
		Mexico – 2.2%
196		America Movil S.A. de C.V.	6.125%	3/30/40	A2	257,866
8,018	MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A-	727,917
640		Pemex Project Funding Master Trust	6.625%	6/15/35	Baa1	812,800
245		Pemex Project Funding Master Trust	6.625%	6/15/38	Baa1	310,538
183		Petroleos Mexicanos	5.500%	6/27/44	Baa1	201,300
85		United Mexican States	5.875%	1/15/14	Baa1	88,953
816		United Mexican States	5.875%	2/17/14	Baa1	856,800
140		United Mexican States	3.625%	3/15/22	Baa1	153,125
365		United Mexican States	7.500%	4/08/33	Baa1	560,275
166		United Mexican States	6.050%	1/11/40	Baa1	222,606
1,008		United Mexican States	5.750%	10/12/00	Baa1	1,212,120
		Total Mexico				5,404,300
		Morocco – 0.2%
215		Kingdom of Morocco, 144A	4.250%	12/11/22	BBB-	216,613
235		Kingdom of Morocco, 144A	5.500%	12/11/42	BBB-	240,288
		Total Morocco				456,901
		Nigeria – 0.1%
200		Nigerian Republic Treasury Bond	6.750%	1/28/21	BB-	236,500
		Panama – 0.8%
180		AES Panama, Reg S	6.350%	12/21/16	BBB-	197,550
30		Republic of Panama	7.250%	3/15/15	BBB	33,645
490		Republic of Panama	8.875%	9/30/27	BBB	796,250
590		Republic of Panama	9.375%	4/01/29	BBB	1,008,900
		Total Panama				2,036,345

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Peru – 0.9%
249	PEN	Republic of Peru Treasury Bond	7.840%	8/12/20	BBB+	$122,944
590		Republic of Peru	8.375%	5/03/16	BBB	725,995
140		Republic of Peru	7.125%	3/30/19	BBB	183,260
565		Republic of Peru	8.750%	11/21/33	BBB	981,688
196		Republic of Peru	5.625%	11/18/50	BBB	254,114
		Total Peru				2,268,001
		Philippines – 1.0%
380		National Power Corporation	9.625%	5/15/28	BB+	611,800
230		Republic of the Philippines	9.875%	1/15/19	BB+	331,775
270		Republic of the Philippines	10.625%	3/16/25	BB+	468,450
250		Republic of the Philippines	9.500%	2/02/30	BB+	433,750
550		Republic of the Philippines	6.375%	1/15/32	BB+	753,500
		Total Philippines				2,599,275
		Poland – 1.1%
285		PKO Finance AB, 144A	4.630%	9/26/22	A2	299,963
95		Republic of Poland	3.875%	7/16/15	A2	101,888
920		Republic of Poland	6.375%	7/15/19	A2	1,146,982
425		Republic of Poland	5.125%	4/21/21	A2	504,050
620		Republic of Poland	5.000%	3/23/22	A2	732,220
		Total Poland				2,785,103
		Qatar – 0.6%
282		Nakilat, Inc., Reg S	6.067%	12/31/33	AA-	341,220
567		State of Qatar, Reg S	4.000%	1/20/15	AA	596,768
215		State of Qatar, Reg S	5.250%	1/20/20	AA	256,925
290		State of Qatar, Reg S	6.400%	1/20/40	AA	405,478
		Total Qatar				1,600,391
		Romania – 0.5%
390		Republic of Romania, 144A	6.750%	2/07/22	Baa3	473,850
315	EUR	Republic of Romania	4.875%	11/07/19	Baa3	437,197
226		Republic of Romania	6.750%	2/07/22	Baa3	274,590
		Total Romania				1,185,637
		Russia – 2.9%
290		Alrosa Finance SA, 144A	7.750%	11/03/20	BB-	336,400
215		EuroChem Mineral & Chemical GI Limited, 144A	5.125%	12/12/17	BB	216,658
200		Gazprom Neft OAO Via GPN Capital SA, 144A	4.375%	9/19/22	BBB-	204,500
200		Gazprom OAO Via Gaz Capital SA, Reg S	5.999%	1/23/21	Baa1	230,800
205		Rosneft Oil Corporation, 144A	4.199%	3/06/22	Baa1	208,588
200		Russian Federation, 144A	3.250%	4/04/17	Baa1	212,500
700		Russian Federation, Reg S	3.625%	4/29/15	Baa1	739,550
400		Russian Federation, Reg S	5.000%	4/29/20	Baa1	472,000
1,422		Russian Federation, Reg S	7.500%	3/31/30	Baa1	1,826,881
200		Russian Federation	4.500%	4/04/22	Baa1	229,000
395		Russian Ministry of Finance, Reg S	12.750%	6/24/28	Baa1	799,875
235		Sberbank Capital SA, Loan Participation Note, Reg S	6.125%	2/07/22	A3	268,488
570		Sberbank of Russia Loan	5.717%	6/16/21	A3	638,400
270		Vnesheconombank	6.315%	2/22/18	Baa1	296,676
365		VTB Capital SA, Reg S	6.551%	10/13/20	Baa1	406,063
200		VTB Capital SA, Reg S	6.875%	5/29/18	Baa1	225,800
		Total Russia				7,312,179
		Senegal – 0.2%
400		Republic of Senegal, Reg S	8.750%	5/13/21	B+	474,000

Nuveen Investments

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		Serbia – 0.3%
265		Republic of Serbia, 144A	7.250%	9/28/21	BB-	$304,750
440		Republic of Serbia, Reg S	7.250%	9/28/21	BB-	506,000
		Total Serbia				810,750
		Singapore – 0.2%
210		DBS Bank Limited Singapore, Reg S	3.625%	9/21/22	Aa2	219,685
210		Oversea-Chinese Banking Corporation	3.750%	11/15/22	Aa2	221,107
		Total Singapore				440,792
		Slovakia – 0.2%
550		Slovakia Government, 144A	4.375%	5/21/22	A+	599,126
		South Africa – 0.7%
375		Republic of South Africa	6.875%	5/27/19	Baa1	470,250
180		Republic of South Africa	4.665%	1/17/24	Baa1	203,400
2,590	ZAR	Republic of South Africa	8.750%	2/28/48	A	323,232
335		Transnet SOC Limited, 144A	4.500%	2/10/16	A3	356,155
290		Transnet SOC Limited, Reg S	4.000%	7/26/22	A3	291,813
		Total South Africa				1,644,850
		South Korea – 0.1%
135		Korea Development Bank	8.000%	1/23/14	Aa3	144,672
140		Republic of Korea	5.750%	4/16/14	Aa3	148,566
		Total South Korea				293,238
		Sri Lanka – 0.5%
170		Republic of Sri Lanka, 144A	6.250%	10/04/20	BB-	184,875
200		Republic of Sri Lanka, 144A	6.250%	7/27/21	BB-	217,906
290		Republic of Sri Lanka, 144A	5.875%	7/25/22	BB-	308,850
175		Republic of Sri Lanka, Reg S	6.250%	10/04/20	BB-	190,313
200		Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB-	217,901
		Total Sri Lanka				1,119,845
		Thailand – 0.1%
200		PTT Global Chemical PCL, 144A	4.250%	9/19/22	BBB	207,158
		Turkey – 1.7%
275		Republic of Turkey, Government Bond	7.250%	3/15/15	BBB-	305,718
775		Republic of Turkey, Government Bond	7.000%	9/26/16	BBB-	907,719
321		Republic of Turkey, Government Bond	7.500%	7/14/17	BBB-	390,721
185		Republic of Turkey, Government Bond	6.750%	4/03/18	BBB-	223,619
1,175		Republic of Turkey, Government Bond	7.375%	2/05/25	BBB-	1,592,120
360		Republic of Turkey, Government Bond	6.875%	3/17/36	BBB-	486,000
215		Turkiye Garanti Bankasi AS, 144A	4.000%	9/13/17	Baa2	221,719
		Total Turkey				4,127,616
		Ukraine – 1.1%
100		Republic of Ukraine, 144A	6.875%	9/23/15	B	101,000
660		Republic of Ukraine, 144A	6.250%	6/17/16	B	655,050
445		Republic of Ukraine, 144A	9.250%	7/24/17	B	482,825
220		Republic of Ukraine, 144A	7.800%	11/28/22	B	221,100
200		Republic of Ukraine, Reg S	6.875%	9/23/15	B	202,000
205		Republic of Ukraine, Reg S	6.580%	11/21/16	B	204,754
550		Republic of Ukraine, Reg S	6.750%	11/14/17	B	544,500
220		Republic of Ukraine	9.250%	7/24/17	B	238,695
		Total Ukraine				2,649,924

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	United Arab Emirates – 0.6%
242	Dubai Electricity and Water Authority, 144A	7.375%	10/21/20	Baa3	$297,660
630	Emirate of Abu Dhabi, Reg S	6.750%	4/08/19	AA	808,290
248	Waha Aerospace BV, 144A	3.925%	7/28/20	AA	268,770
	Total United Arab Emirates				1,374,720
	Uruguay – 0.2%
116	Republic of Uruguay	6.875%	9/28/25	BBB-	161,820
83	Republic of Uruguay	7.875%	1/15/33	BBB-	128,745
135	Republic of Uruguay	7.625%	3/21/36	BBB-	208,934
58	Republic of Uruguay	4.125%	11/20/45	BBB-	57,913
	Total Uruguay				557,412
	Venezuela – 1.7%
475	Petroleos de Venezuela SA, 144A	8.500%	11/02/17	B+	469,063
775	Petroleos de Venezuela SA, Reg S	8.500%	11/02/17	B+	765,313
255	Petroleos de Venezuela SA, Reg S	5.250%	4/12/17	B+	222,226
315	Petroleos de Venezuela SA	5.375%	4/12/27	B+	220,500
300	Republic of Venezuela, Reg S	9.000%	5/07/23	B+	291,000
340	Republic of Venezuela, Reg S	8.250%	10/13/24	B+	312,800
230	Republic of Venezuela	5.750%	2/26/16	B+	219,075
515	Republic of Venezuela	12.750%	8/23/22	B+	599,975
625	Republic of Venezuela	11.750%	10/21/26	B+	704,688
50	Republic of Venezuela	9.250%	9/15/27	B+	50,000
235	Republic of Venezuela	11.950%	8/05/31	B+	267,311
	Total Venezuela				4,121,951
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $77,416,551)				85,530,811
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.9% (2.0% of Total Investments)
$5,386	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $5,385,615, collateralized by $5,500,000 U.S. Treasury Bills, 0.000%, due 6/06/13, value $5,497,250	0.010%	1/02/13		$5,385,612
1,828	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/12, repurchase price $1,828,440, collateralized by $1,790,000 U.S. Treasury Notes, 1.750%, due 7/31/15, value $1,868,191	0.010%	1/02/13		1,828,439
$7,214	Total Short-Term Investments (cost $7,214,051)				7,214,051
	Total Investments (cost $319,992,774) – 144.2%				357,337,924
	Borrowings – (43.5)% (11)				(107,800,000)
	Other Assets Less Liabilities – (0.7)% (12)				(1,712,355)
	Net Assets Applicable to Common Shares – 100%				$247,825,569

Investments in Derivatives as of December 31, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (13)	Expiration Date	Strike Price	Value (12)
(390)	Pfizer Inc.	$(1,014,000)	2/16/13	$26	$(7,410)
(61)	Talisman Energy Inc.	(73,200)	4/20/13	12	(3,660)
(451)	Total Call Options Written (premium received $20,249)	$(1,087,200)			$(11,070)

Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (12)
Bank of America	South African Rand	1,791,000	U.S. Dollar	204,536	3/20/13	$(4,530)
Bank of America	U.S. Dollar	219,690	Israeli Shekel	825,000	3/20/13	664
Bank of America	U.S. Dollar	106,777	Mexican Peso	1,370,000	3/20/13	(1,535)
Barclays Bank PLC	Euro	778,000	U.S. Dollar	1,017,900	3/20/13	(9,720)
Barclays Bank PLC	Euro	334,000	U.S. Dollar	442,136	3/20/13	972
Barclays Bank PLC	U.S. Dollar	220,595	Philippine Peso	9,040,000	3/20/13	1,060
Citibank N.A.	Colombian Peso	1,318,917,000	U.S. Dollar	728,482	3/20/13	(12,774)
Citibank N.A.	Peruvian Nouveau Sol	240,000	U.S. Dollar	92,994	3/20/13	(694)
Citibank N.A.	U.S. Dollar	109,025	Chilean Peso	52,250,000	3/20/13	(992)
Citibank N.A.	U.S. Dollar	397,540	Nigerian Naira	69,331,000	12/09/13	45,915
Credit Suisse	U.S. Dollar	217,036	Indian Rupee	11,950,000	3/14/13	(1,649)
Deutsche Bank AG	U.S. Dollar	210,194	Malaysian Ringgit	645,000	3/21/13	277
Goldman Sachs International	U.S. Dollar	218,352	Russian Ruble	6,770,000	3/13/13	1,407
JPMorgan Chase	Mexican Peso	4,032,000	U.S. Dollar	314,087	3/20/13	4,355
JPMorgan Chase	South African Rand	540,000	U.S. Dollar	61,754	3/20/13	(1,281)
JPMorgan Chase	South African Rand	464,000	U.S. Dollar	53,093	3/20/13	(1,071)
JPMorgan Chase	U.S. Dollar	218,006	Russian Ruble	6,780,000	3/13/13	2,077
JPMorgan Chase	U.S. Dollar	216,859	Turkish Lira	390,000	3/20/13	(432)
Morgan Stanley	Brazilian Real	1,062,000	U.S. Dollar	504,945	3/04/13	(9,839)
Royal Bank of Canada	U.S. Dollar	106,747	Mexican Peso	1,370,000	3/20/13	(1,506)
Royal Bank of Canada	U.S. Dollar	217,614	Mexican Peso	2,800,000	3/20/13	(2,522)
UBS AG	Euro	45,000	U.S. Dollar	58,930	3/20/13	(508)
UBS AG	U.S. Dollar	217,969	Indian Rupee	12,130,000	3/14/13	661
UBS AG	U.S. Dollar	108,877	Chilean Peso	52,250,000	3/20/13	(845)
UBS AG	U.S. Dollar	220,688	Colombian Peso	397,900,000	3/20/13	2,940
UBS AG	U.S. Dollar	220,865	Philippine Peso	9,040,000	3/20/13	791
						$11,221

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Unrealized Appreciation (Depreciation) (12)
JPMorgan	$19,950,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(238,280)
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	71,767
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	175,197
Morgan Stanley	19,950,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(1,058,929)
								$(1,050,245)

*  Annualized.

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments December 31, 2012

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

  (5)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (6)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (7)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (8)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (9)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (10)  Perpetual security. Maturity date is not applicable.

  (11)  Borrowings as a percentage of Total Investments is 30.2%.

  (12)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives as of the end of the reporting period.

  (13)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (14)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  N/R  Not rated.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  BRL  Brazilian Real

  COP  Columbian Peso

  EUR  Euro

  MXN  Mexican Peso

  PEN  Peruvian Nuevo Sol

  ZAR  South African Rand

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

December 31, 2012

Assets
Investments, at value (cost $319,992,774)	$357,337,924
Unrealized appreciation on:
Forward foreign currency exchange contracts	61,119
Interest rate swaps, net	8,684
Receivables:
Dividends	451,800
Interest	1,701,524
Investments sold	485,426
Matured senior loans	283,093
Reclaims	30,628
Other assets	96,865
Total assets	360,457,063
Liabilities
Borrowings	107,800,000
Cash overdraft	305,633
Call options written, at value (premiums received $20,249)	11,070
Unrealized depreciation on:
Forward foreign currency exchange contracts	49,898
Interest rate swaps, net	1,058,929
Payable for investments purchased	2,816,861
Accrued expenses:
Interest on borrowings	91,834
Management fees	260,678
Trustees fees	48,328
Other	188,263
Total liabilities	112,631,494
Net assets applicable to Common shares	$247,825,569
Common shares outstanding	19,937,697
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.43
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$199,377
Paid-in surplus	251,127,540
Undistributed (Over-distribution of) net investment income	(1,109,812)
Accumulated net realized gain (loss)	(38,708,771)
Net unrealized appreciation (depreciation)	36,317,235
Net assets applicable to Common shares	$247,825,569
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended December 31, 2012

Investment Income
Dividends (net of foreign tax withheld of $80,742)	$5,017,180
Interest	8,689,305
Other	89,315
Total investment income	13,795,800
Expenses
Management fees	3,003,235
Interest expense on borrowings	1,279,349
Shareholder servicing agent fees and expenses	1,656
Custodian fees and expenses	188,019
Trustees fees and expenses	9,588
Professional fees	49,275
Shareholder reporting expenses	107,144
Stock exchange listing fees	8,453
Investor relations expense	66,855
Other expenses	27,402
Total expenses	4,740,976
Net investment income (loss)	9,054,824
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	9,615,288
Call options written	678,587
Forward foreign currency exchange contracts	(226,177)
Interest rate swaps	(555,928)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,339,192
Call options written	(55,515)
Forward foreign currency exchange contracts	13,831
Interest rate swaps	197,577
Net realized and unrealized gain (loss)	32,006,855
Net increase (decrease) in net assets applicable to Common shares from operations	$41,061,679

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$9,054,824	$8,838,830
Net realized gain (loss) from:
Investments and foreign currency	9,615,288	13,621,340
Call options written	678,587	755,913
Forward foreign currency exchange contracts	(226,177)	109,254
Interest rate swaps	(555,928)	(440,705)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	22,339,192	(19,322,513)
Call options written	(55,515)	158,532
Forward foreign currency exchange contracts	13,831	(36,364)
Interest rate swaps	197,577	(1,247,822)
Net increase (decrease) in net assets applicable to Common shares from operations	41,061,679	2,436,465
Distributions to Common Shareholders
From net investment income	(19,172,943)	(19,950,258)
Return of capital	(764,754)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(19,937,697)	(19,950,258)
Capital Share Transactions
Common shares repurchased and retired	—	(246,094)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(246,094)
Net increase (decrease) in net assets applicable to Common shares	21,123,982	(17,759,887)
Net assets applicable to Common shares at the beginning of period	226,701,587	244,461,474
Net assets applicable to Common shares at the end of period	$247,825,569	$226,701,587
Undistributed (Over-distribution of) net investment income at the end of period	$(1,109,812)	$(484,873)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended December 31, 2012

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$41,061,679
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(172,917,260)
Proceeds from sales and maturities of investments	170,057,499
Proceeds from (Purchases of) short-term investments, net	2,081,622
Proceeds from (Payments for) closed foreign currency spot contracts	(15,592)
Proceeds from (Payments for) cash denominated in foreign currencies, net	710
Premiums received for call options written	967,403
Cash paid for call options written	(334,961)
Proceeds from (Payments for) interest rate swap contracts, net	(555,928)
Amortization (Accretion) of premiums and discounts, net	244,153
(Increase) Decrease in:
Receivable for dividends	16,764
Receivable for interest	(161,488)
Receivable for investments sold	(341,950)
Receivable for matured senior loans	(89,315)
Receivable for reclaims	(1,496)
Other assets	(13,098)
Increase (Decrease) in:
Payable for investments purchased	442,958
Accrued interest on borrowings	18,426
Accrued management fees	28,363
Accrued trustees fees	6,743
Accrued other expenses	(4,293)
Net realized (gain) loss from:
Investments and foreign currency	(9,615,288)
Call options written	(678,587)
Interest rate swaps	555,928
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(22,339,192)
Call options written	55,515
Forward foreign currency exchange contracts	(13,831)
Interest rate swaps	(197,577)
Capital gain and return of capital distributions from investments	1,028,574
Net cash provided by (used in) operating activities	9,286,481
Cash Flows from Financing Activities:
Increase in borrowings	10,000,000
Increase (Decrease) in cash overdraft	305,633
Cash distributions paid to Common shareholders	(19,937,697)
Net cash provided by (used in) financing activities	(9,632,064)
Net Increase (Decrease) in Cash	(345,583)
Cash at the beginning of period	345,583
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) during the fiscal year ended December 31, 2012, was $980,703.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Fund- Preferred Share- holders(b)		Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2012	$11.37	$.45	$1.61	$—		$—		$2.06	$(.96)	$—	$(.04)	$(1.00)
2011	12.25	.44	(.32)	—		—		0.12	(1.00)	—	—	(1.00)
2010	11.13	.36	1.70	—		—		2.06	(.94)	—	—	(.94)
2009	8.30	.46	3.24	—	*	—	*	3.70	(.47)	—	(.41)	(.88)
2008	16.09	.89	(7.19)	(.18)		—		(6.48)	(.78)	(.06)	(.47)	(1.31)
	FundPreferred Shares at the End of Period			Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012	$—	$—	$—	$107,800	$3,299
2011	—	—	—	97,800	3,318
2010	—	—	—	65,000	4,761
2009	—	—	—	65,000	4,424
2008	72,000	25,000	83,203	—	—

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Year Ended 12/31:
2012	$—		$12.43	$11.60	22.99%	18.45%	$247,826	1.95%	3.72%	N/A	N/A	50%
2011	—	*	11.37	10.26	3.33	1.08	226,702	1.81	3.61	1.73%	3.69%	67
2010	—	*	12.25	10.89	22.16	19.18	244,461	1.78	2.88	1.61	3.06	67
2009	.01		11.13	9.73	72.17	47.30	222,566	1.89	4.73	1.59	5.02	77
2008	—		8.30	6.32	(49.58)	(42.60)	167,623	2.13	6.28	1.65	6.77	49

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2012	.53%
2011	.44
2010	.38
2009	.38
2008	.38

(e)  After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

*  Rounds to less than $.01 per share.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

On December 31, 2012, the Fund's investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans forward foreign currency exchange contracts and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such instruments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Nuveen Investments

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,187,857.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are a component of "Interest income," if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2012, the character of distributions to the Fund from the REITs was 70.71% ordinary income, 16.97% long-term capital gains and 12.32% return of REIT capital. For the fiscal year ended December 31, 2011, the character of distributions to the Fund from REITs was 63.57% ordinary income, 17.54% long-term capital gains and 18.89% return of REIT capital.

For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2012 and December 31, 2011, are reflected in the accompanying financial statements.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2009, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

Matured Senior Loans

The Fund may hold senior loans, which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as "Receivable for matured senior loans." The net increase or decrease in the net realizable value of the receivable for matured senior loans during the current fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, when applicable.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap

Nuveen Investments

contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, call options written and interest rate swaps", respectively, on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Wellington Management Company, LLP ("Wellington"), one of the Fund's sub-advisors, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the fiscal year ended December 31, 2012, the Fund entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The average notional value of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2012, was 5,720,416. The average notional value is calculated based on the outstanding notional value at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps(, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended December 31, 2012, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$56,070,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations.The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call and/or put options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2012, the Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The Fund did not purchase put or call options or write put options during the fiscal year ended December 31, 2012.

The average notional amount of call options written during the fiscal year ended December 31, 2012, was as follows:

Average notional amount of call options written*	$(3,605,270)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$85,025,242	$618,836	$—	$85,644,078
Real Estate Investment Trust Common Stocks	90,310,187	—	—	90,310,187
Real Estate Investment Trust Preferred Stocks	3,884,692	—	—	3,884,692
Capital Preferred Securities	—	1,569,375	—	1,569,375
Variable Rate Senior Loan Interests	—	82,787,936	—	82,787,936
Corporate Bonds	—	396,794	—	396,794
Emerging Markets Debt and Foreign Corporate Bonds	—	85,530,811	—	85,530,811
Short-Term Investments:
Repurchase Agreements	—	7,214,051	—	7,214,051
Derivatives:
Call Options Written	(11,070)	—	—	(11,070)
Forward Foreign Currency Exchange Contracts**	—	11,221	—	11,221
Interest Rate Swaps**	—	(1,050,245)	—	(1,050,245)
Total	$179,209,051	$177,078,779	$—	$356,287,830

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(11,070)
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	61,119	Unrealized depreciation on forward foreign currency exchange contracts	(49,898)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net	(238,280)	Unrealized depreciation on interest rate swaps, net	(1,058,929)
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps, net	246,964	—	—
Total			$69,803		$(1,119,897)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$678,587
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(226,177)
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(555,928)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(55,515)
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$13,831
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$197,577

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Year Ended 12/31/12	Year Ended 12/31/11
Common shares repurchased and retired	—	(25,121)
Weighted average:
Price per Common share repurchased and retired	$—	$9.78
Discount per Common share repurchased and retired	—	15.09%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2012, aggregated $172,917,260 and $170,057,499, respectively.

Transactions in call options written during the fiscal year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	200	$66,394
Call options written	7,867	967,403
Call options terminated in closing purchase transactions	(2,801)	(495,267)
Call options exercised	(2,494)	(258,740)
Call options expired	(2,321)	(259,541)
Call options outstanding, end of period	451	$20,249

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$325,980,698
Gross unrealized:
Appreciation	$46,829,253
Depreciation	(15,472,027)
Net unrealized appreciation (depreciation) of investments	$31,357,226

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, foreign currency reclasses, tax basis earnings and profits adjustments and return of capital distributions, resulted in reclassifications among the Fund's components of Common share net assets as of December 31, 2012, the Fund's tax year-end, as follows:

Paid-in surplus	$(10,799,291)
Undistributed (Over-distribution of) net investment income	10,257,934
Accumulated net realized gain (loss)	541,357

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2012 and December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income *	$19,172,943
Distributions from net long-term capital gains	—
Return of capital	764,754
2011
Distributions from net ordinary income *	$19,950,258
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

As of December 31, 2012, the Fund's tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$671,237
December 31, 2017	32,452,667
Total	$33,123,904

During the Fund's tax year ended December 31, 2012, the Fund utilized $10,034,537 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010, will not be subject to expiration. During the Fund's tax year ended December 31, 2012, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Fund's tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$317,983
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2012, the complex-level fee rate for the Fund was .1684%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management LLC ("Symphony"), and Wellington. NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including ADRs and the Fund's call option strategy. Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds, and the forward foreign currency exchange strategy. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of December 31, 2012, the Fund had no unfunded senior loan commitments.

Nuveen Investments

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of December 31, 2012, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $116 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Borrowings"), renewable annually, with its custodian bank. On May 25, 2012, the Fund increased its maximum commitment amount on these Borrowings from $100 million to $116 million. All other terms remained unchanged. As of December 31, 2012, the outstanding balance on these Borrowings was $107.8 million. During the fiscal year ended December 31, 2012, the average daily balance outstanding and interest rate on these Borrowings were $101 million and .97%, respectively.

Interest is charged on these Borrowings at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-bank Offered Rate) rate plus .80% or (b) the Federal Funds rate plus .80%. In addition to interest expense, the Fund pays a per annum commitment fee based on the total amount of the Borrowings. The Fund also incurred a one-time .10% amendment fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, commitment fees and amendment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216
■JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216
■WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				216

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				216
■WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216
■JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216
■CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216
■VIRGINIA L. STRINGER
8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				216
Interested Board Member:
■JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	216
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				216

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	116
■CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	116
■MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216
■LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	216
■STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216
■SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				216

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216
■TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	216
■KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC,Symphony Asset Management LLC, Santa Barbara Asset Management,LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				216
■KATHLEEN L. PRUDHOMME
3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Comparative Benchmark: The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JDD	9.53%	12.99%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JDD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-B-1212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2012	$32,400	$0	$500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2011	$33,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)         “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)         “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)         “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

(4)         “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2012	$500	$0	$0	$500
December 31, 2011	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)         See Portfolio of Investments in Item 1.

(b)         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, Security Capital, Wellington and Symphony are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures.  The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties.  Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference or summarized below.

SECURITY CAPITAL

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies,

Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•                  Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•                  An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•                  Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s equity investments, Wellington Management Company, LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management, LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments (Security Capital, Wellington, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL

Item 8 (a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated.  Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.  Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 39 years of experience in the real estate investment business.  He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics.  Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy.  Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.  Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management.  Mr. Statz has 31 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies.  Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.  Mr. Bedell has 26 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).   OTHER ACCOUNTS MANAGED AS OF DECEMBER 31, 2012

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”)
Security Capital Research & Management Incorporated (“Adviser”)
	(a)(2) For each person identified in column (a)(1), provide number of accounts						(a)(3) Performance Fee Accounts. For each of the categories in column
	other than the Funds managed by the person within each category below and						(a)(2), provide number of accounts and the total assets in the accounts with
	the total assets in the accounts managed within each category below						respect to which the advisory fee is based on the performance of the account
Other Pooled
	Registered Investment		Investment				Registered Investment		Other Pooled
(a)(1) Identify portfolio	Companies		Vehicles		Other Accounts		Companies		Investment Vehicles		Other Accounts
manager(s) of the	Number	Total	Number	Total	Number	Total	Number		Number		Number	Total
Adviser to be named in	of	Assets	of	Assets	of	Assets	of	Total	of	Total	of	Assets
the Fund prospectus	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Assets	Accounts	($billions)
Anthony R. Manno Jr.	8	$1.1	1	$0.7	321	$2.1	—	—	—	—	5	$0.3
Kenneth D. Statz	8	$1.1	1	$0.7	313	$2.1	—	—	—	—	5	$0.3
Kevin W. Bedell	8	$1.1	1	$0.7	314	$2.1	—	—	—	—	5	$0.3

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”).  The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed  using the same objectives, approach and philosophy.  Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts.  This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions.  Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts.  Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering.  A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.  If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients.  If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.  Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager.  None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2012

						$500,001 -	over
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$1,000,000	$1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X

WELLINGTON MANAGEMENT

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

James W. Valone, CFA, Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income of Wellington Management, has served as a portfolio manager of the registrant since 2007. Mr. Valone joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AS OF DECEMBER 31, 2012

	(a)(2) For each person identified in column (a)(1), provide number of accounts other than the						(a)(3) Performance Fee Accounts. For each of the categories in column
	Funds managed by the person within each category below and the total assets in the accounts						(a)(2), provide number of accounts and the total assets in the accounts with
	managed within each category below						respect to which the advisory fee is based on the performance of the account
(a)(1) Identify							Registered
portfolio	Registered Investment		Other Pooled Investment				Investment		Other Pooled Investment
manager(s) of the	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
Adviser to be	Number	Total	Number	Total	Number	Total	Number		Number	Total	Number	Total
named in the	of	Assets	of	Assets	of	Assets	of	Total	of	Assets	of	Assets
Fund prospectus	Accounts	($millions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	($millions)	Accounts	($millions)
James W. Valone	2	$294.7	21	$11.999	17	$10.201	0	$0	2	$317.6	1	$106.2

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund.  The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.  Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Valone also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager.  Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified Equal Weighted Performing through June 30, 2010 and the JP Morgan Emerging Markets Bond Index Global Diversified from July 1, 2010 over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a partner of the firm.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
James W. Valone	X

SYMPHONY

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHY

Gunther Stein

Gunther Stein, Chief Investment Officer and Chief Executive Officer, is responsible for overseeing Symphony’s fixed-income and equity investments. Mr. Stein has over 25 years of investment and research experience and is actively involved with the management of the firm’s fixed-income products. Prior to joining Symphony in 1999, Mr. Stein spent six years at Wells Fargo where he was most recently a high-yield portfolio manager after being in the firm’s Loan Syndications & Leveraged Finance Group. Before joining Wells Fargo, he was a Euro-currency deposit trader at First Interstate Bank. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Mr. Stein received an MBA from the University of Texas at Austin and a BA in economics from the University of California, Berkeley.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed by Symphony PM

As of 12/31/12

Gunther Stein
(a) RICs
Number of accts	16
Assets	$2,386,319,030

(b) Other pooled accts
Non-performance fee accts
Number of accts	15
Assets	$116,013,700
Performance fee accts
Number of accts	17
Assets	$1,795,027,488

(c) Other
Non-performance fee accts
Number of accts	9
Assets	$72,169,856
Performance fee accts
Number of accts	5
Assets	$293,034,463

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts.  Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.   In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors.  In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses.   The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.

Finally, certain key employees of Symphony, including the portfolio manager, have received profits interests in Symphony which entitle their holders to participate in the firm’s growth over time.

Item 8(a)(4).                           OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Gunther Stein	X

NWQ

Item 8(a)(1).                           PORTFOLIO MANAGER BIOGRAPHIES

Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager

Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance.  Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

James Stephenson, CFA, Managing Director, Portfolio Manager, and Equity Analyst

Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies.  Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company.  Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his B.B.A. and M.S. in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, he earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

Item 8(a)(2).                           OTHER ACCOUNTS MANAGED AS OF DECEMBER 31, 2012

	Jon Bosse		James Stephenson
(a) RICs
Number of accts	6		2
Assets ($000s)	$1,734,609,006		$184,312,921

(b) Other pooled accts
Non-performance fee accts
Number of accts	18		0
Assets ($000s)	$740,301,544		0

(c) Other
Non-performance fee accts
Number of accts	19,552		1
Assets ($000s)	$9,162,041,072	*	$801,618
Performance fee accts
Number of accts	5		0
Assets ($000s)	$271,208,461		0

*Includes $743,446,901 of model program assets.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

NWQ has an investment philosophy and operating belief which seeks to manage each account in a particular strategy alike. Conflicts of interest may include, but are not limited to:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to its limited availability (i.e., an allocation of filled purchase or sale orders across all eligible accounts.) To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•                  In the event a client has directed certain brokerage activities, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•                  The appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, where a portfolio manager has day-to-day management responsibilities.  However, again, NWQ has an operating belief/philosophy which seeks to manage all accounts alike.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).                           FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals.  These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee.  Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.  The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis.  Individual bonuses are based primarily on the following:

•                 Overall performance of client portfolios

•                  Objective review of stock recommendations and the quality of primary research

•                  Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees.  The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next 5 to 7 years.  Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms.  Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).                                                     OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2012

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Jon Bosse	X
James Stephenson	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 8, 2013